UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): June 5, 2013
DICK'S SPORTING GOODS, INC.

(Exact Name of Registrant as Specified in Its Charter)
Delaware

(State or Other Jurisdiction of Incorporation)

001-31463	16-1241537
(Commission File Number)	(IRS Employer Identification No.)

345 Court Street Coraopolis, Pennsylvania	15108
(Address of Principal Executive Offices)	(Zip Code)
(724) 273-3400

(Registrant’s Telephone Number, Including Area Code)
N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.07. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS	3

SIGNATURE	4

ITEM 5.07	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

(a)	Dick’s Sporting Goods, Inc. (the “Company”) held its Annual Meeting of Stockholders on June 5, 2013.

(b)
Three proposals were submitted by the Board to a vote of stockholders, and the final results of the voting on each proposal are noted below. The Company’s stockholders elected each of the Board’s two nominees for Class B Director for terms that expire in 2016, or until their successors are duly elected and qualified as Class B Directors; ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for fiscal 2013; and approved, on a non-binding advisory basis, the compensation of the Company’s named executive officers as disclosed in the Company’s Proxy Statement filed with the Securities and Exchange Commission on April 19, 2013.

Proposal No. 1 - Election of Directors

Nominee	For	Withheld/Abstain	Broker Non-Vote
Emanuel Chirico	294,612,614	1,485,397	4,782,692
Allen R. Weiss	293,414,965	2,683,046	4,782,692
Proposal No. 2 - Ratification of the Appointment of Independent Registered Public Accounting Firm

For	Against	Abstain	Broker Non-Vote
299,422,056	1,442,002	16,645	—
Proposal No. 3 - Non-Binding Advisory Vote on the Compensation of Named Executive Officers

For	Against	Abstain	Broker Non-Vote
284,996,842	10,349,230	751,934	4,782,697

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DICK'S SPORTING GOODS, INC.

Date: June 11, 2013	By:	/S/ TIMOTHY E. KULLMAN
	Name:	Timothy E. Kullman
	Title:	EVP - Finance, Administration and Chief Financial Officer